EXHIBIT 4.11

                  ENGAGEMENT AGREEMENT BETWEEN THE COMPANY AND
               CANACCORD CAPITAL CORPORATION DATED MARCH 8, 2004


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                   AGENCY AGREEMENT -- UNIT PRIVATE PLACEMENT

THIS AGREEMENT dated for reference March 8, 2004, is made

BETWEEN

               AMERA RESOURCES CORPORATION, 709 - 837 West
               Hastings Street, Vancouver, B.C. V6C 3N6
                                                                 (the "Issuer");

AND

               CANACCORD CAPITAL CORPORATION, 2200 - 609
               Granville Street, Vancouver, B.C. V7Y 1H2
                                                                  (the "Agent").
WHEREAS:

A. The Issuer wishes to privately place with purchasers up to 1,250,000 Units at a price of $0.80 per Unit;

B. The Issuer wishes to appoint the Agent to distribute the Units, and the Agent is willing to accept such appointment on the terms and conditions of this Agreement; THE PARTIES to this Agreement therefore agree:

1.    DEFINITIONS

In this Agreement and the Recitals hereto:

      (a) "Administration Fee" means the fee to be paid to the Agent by the Issuer in consideration of the Agent's services in connection with the coordination and review of the Private Placement;

      (b) "Agent's Fee" means the fee which is set out in this Agreement and which is payable by the Issuer to the Agent in consideration of the services performed by the Agent under this Agreement;

      (c) "Agent's Units" means the units of the Issuer, with the same terms as the Units, which may be issued to the Agent, at its election, in lieu of up to half of the Agent's cash commission;

      (d) "Agent's Warrants" means the share purchase warrants of the Issuer which will be issued as part of the Agent's Fee and which have the terms provided in this Agreement and the certificates representing such share purchase warrants;





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      (e)   "Agent's Warrant Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Agent's Warrants;

      (f) "Applicable Legislation" means the securities act in the Selling Provinces, together with all the regulations and rules made and promulgated thereunder and all administrative policy statements, instruments, blanket order and rulings, notices and administrative directions issued by the Commissions;

      (g)   "Closing" means a day or days Units are issued to the Purchasers;

      (h)   "Commissions"   means  the   securities   commission  or  equivalent
            regulatory authority in the Selling Provinces;

      (i) Corporate Finance Shares" means the previously unissued common shares of the Issuer which will be issued as part of the Corporate Finance Units;

      (j) "Corporate Finance Units" means the units of the Issuer to be issued to the Agent by the Issuer in consideration of the corporate finance and related services provided by the Agent;

      (k) "Corporate Finance Warrants" means the share purchase warrants of the Issuer which will be issued as part of the Corporate Finance
            Units and which have the terms provided in this Agreement and the certificates representing such share purchase warrants;

      (1) "Corporate Finance Warrant Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Corporate Finance Warrants;

      (m)   "Current   AIF"  has  the  meaning   defined  in  the   Multilateral
            Instrument;

      (n) "Exemptions" means the exemptions from the prospectus requirements of the Applicable Legislation;

      (o)   "Exchange" means the TSX Venture Exchange;

      (p)   "Exchange Policies" means the rules and policies of the Exchange;

      (q)   "Final Closing" means the final closing under the Private Placement;

      (r)   "First Closing" means the first closing under the Private Placement;

      (s)   "Material   Change"  has  the  meaning  defined  in  the  Applicable
            Legislation;

      (t)   "Material   Fact"  has  the  meaning   defined  in  the   Applicable
            Legislation;

      (u) "Multilateral Instrument" means Multilateral Instrument 45-102 or any successor instrument promulgated by the Commissions;


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      (v)   "Multilateral Instrument Certificate" means Form 45- 102F2;

      (w) "Private Placement" means the offering of the Units on the terms and conditions of this Agreement;

      (x) "Purchasers" means the purchasers of Units pursuant to the Private Placement;

      (y) "Qualifying Issuer" has the meaning defined in the Multilateral Instrument;

      (z) "Regulation S" means Regulation S promulgated under the SECURITIES ACT OF 1933 (United States), as amended;

      (aa)  "Regulatory Authorities" means the Commissions and the Exchange;

      (bb) "Securities" means the Units, the Shares, the Warrants and the Warrant Shares, the Agent's Warrants, the Agent's Warrant Shares and the Corporate Finance Shares;

      (cc)  "Selling Provinces" means British Columbia, Alberta and Ontario;

      (dd) "Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued as part of the Units and the Agent's Units;

      (ee) "Units" means the units of the Issuer to be offered by the Issuer pursuant to this Agreement having the terms provided in this Agreement;

      (ff) "Warrants" means the non-transferable share purchase warrants of the Issuer which will be issued as part of the Units and Agent's Units and which have the terms provided in this Agreement and the certificates representing such share purchase warrants; and

      (gg) "Warrant Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Warrants.

2.    APPOINTMENT OF AGENT

The Issuer appoints the Agent as its exclusive agent and the Agent accepts the appointment and agrees to act as the exclusive agent of the Issuer to use its commercially reasonable efforts to find and introduce to the Issuer potential purchasers to purchase up to 1,250,000 Units, at a price of $0.80 per Unit, by way of private placement under the Exemptions.

3.    THE UNITS

Each Unit will consist of one Share and one Warrant and the Shares and Warrants will be issued and registered in the names of the Purchasers or their nominees.


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4.    WARRANTS

4.1 The right to purchase a Warrant Share under a Warrant may be exercised at any time until the close of business on the day which is 24 months from the date of issue of the Unit under which such Warrant was issued to the holder.

4.2 One Warrant will entitle the holder, on exercise, to purchase one Warrant Share at a price of $1.00 per Warrant Share during the initial 12 months of the 24 month exercise period of the Warrant and at a price of $1.20 per Warrant Share during the remaining 12 months of such exercise period.

4.3 The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.

4.4 The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

5.    AGENT'S FEE

5.1 In consideration of the services performed by the Agent under this Agreement, the Issuer agrees to pay to the Agent on each Closing an Agent's Fee consisting of:

      (a) a commission equal to 8% of the gross proceeds received by the Issuer from the sale of the Units on such Closing; and

      (b) that number of Agent's Warrants which is equal to 12% of the number of Units sold on such Closing.

5.2 The Agent, at its sole discretion, may elect to be paid up to half of the cash commission set forth in paragraph 5.1(a) in Agent's Units which will have a deemed value of $0.80 per Agent's Unit.

5.3 The right to purchase an Agent's Warrant Share under an Agent's Warrant may be exercised at any time until the close of business on the day which is 24 months from the date such Agent's Warrant was issued to the holder.

5.4 One Agent's Warrant will entitle the holder, on exercise, to purchase one Agent's Warrant Share at a price of $0.90 per Agent's Warrant Share.

5.5   The Issuer will  also pay the  Agent,  on  First  Closing  of the  Private
Placement or termination of this Agreement, the Administration Fee in the amount of $ 7,500.

5.6 The Issuer agrees to pay a Corporate Finance Fee to the Agent by the issuance of 40,000 Corporate Finance Units on the First Closing.


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5.7   The Corporate Finance Unit is comprised of one Corporate Finance Share and one Corporate Finance Warrant.

5.8 The Corporate Finance Warrants will be represented by certificates, and will be non-transferable except as permitted by Applicable Legislation and any order granted by the Commissions.

5.9 One Corporate Finance Warrant will entitle the holder to purchase one common share of the Issuer. The right to purchase Corporate Finance Warrant Shares may be exercised at any time up to the close of business 24 months from the day the Corporate Finance Warrant was issued to the holder, at a price of $1.00 per Corporate Finance Warrant Share during the initial 12 months of the 24 month exercise period of the Corporate Finance Warrant and at a price of $1.20 per Corporate Finance Warrant Share during the remaining 12 months of such exercise period.

5.10  The   Agent's   Warrants   and   Corporate   Finance   Warrants   will  be
non-transferable except as permitted by the Applicable Legislation and any order granted by the Commissions.

5.11 The certificates representing the Agent's Warrants and Corporate Finance Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Agent's Warrant Shares and Corporate Finance Warrant Shares issued upon exercise of the Agent's Warrants or Corporate Finance Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.

5.12 The issue of the Agent's Warrants and Corporate Finance Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Agent's Warrants or Corporate Finance Warrants may be exercised.

5.13 The Issuer agrees not to place a U.S. securities law restrictive legend on the certificates representing the securities issued to the Agent as part of its compensation.

5.14 In the event that the Agent is willing to proceed with the financing, but the Issuer precludes the Agent from completing the financing, the Administration Fee and the Corporate Finance Units shall be paid and issued to the Agent.

6.    OFFERING RESTRICTIONS

6.1 The Agent will only sell the Units to persons who represent themselves as being:

      (a)   persons purchasing as principal;

      (b) qualified to purchase the Units, the Shares and the Warrants under the Exemptions; and

      (c) persons who are not U.S. Persons, or in the United States (which terms herein shall have the meanings defined in Regulation S).


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6.2  The Agent agrees  that at the time any buy order for the Units is placed by clients of the Agent, the buyer will be outside the United States, or the Agent and all persons acting on their behalf will reasonably believe that the buyer is outside the United States, and neither the Agent nor any person acting on their behalf will have knowledge that such transaction has been pre-arranged with a buyer in the United States.

6.3 Neither the Issuer, the Agent, nor any of their respective affiliates, nor any person acting on behalf of any of the foregoing, will offer or sell any of the Securities to U.S. Persons or in the United States, or undertake any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market for the Securities in the United States.

6.4   The Private Placement has not been and will not be advertised in any way.

6.5 No selling or promotional expenses will be paid or incurred in connection with the Private Placement, except for professional services or for services performed by a registered dealer.

7.    SUBSCRIPTIONS

The Agent will use its best efforts to obtain from each Purchaser introduced by the Agent, and deliver to the Issuer, on or before each Closing duly completed and signed subscriptions in the form consented to by the Issuer and the Agent and executed by the Purchaser.

8.    FILINGS WITH THE REGULATORY AUTHORITIES

8.1 The Issuer will forthwith give to the Exchange written notice of the terms of this Agreement and the proposed Private Placement and all other information required by the Exchange Policies (the "Notice").

8.2 The Issuer will forthwith provide the Agent and its solicitor with a copy of the Notice, and, forthwith on receipt, a copy of the preliminary and final letters of acceptance of the Notice from the Exchange.

8.3 The Issuer will file all required documents, pay all required filing fees and undertake any other actions required by the Exchange Policies in order to obtain the approval of the Exchange to the Private Placement.

8.4   Within 10 days of each Closing of the Private Placement, the Issuer will:

      (a) file with the Commissions any report required to be filed by the Applicable Legislation in connection with the Private Placement, in the required form; and

      (b)   provide the Agent's  solicitor with copies of the report or reports.


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9.    CLOSINGS

9.1   In this Section:

      (a) "Certificates" means the certificates representing the Shares and the Warrants (sold to Purchasers or issuable to the Agent); the Agent's Warrants; the Corporate Finance Shares; and the Corporate Finance Warrants to be issued, on a Closing in the names and denominations reasonably requested by the Agent or the Purchasers, as the case may be; and

      (b) "Proceeds" means the gross proceeds of the sale of Units on a Closing, less:

            (i)   any  portion of the  Agent's  Fee which is payable in cash;

           (ii)   at the First Closing,  the Administration Fee;

          (iii) the reasonable expenses of the Agent in connection with the Private Placement which have not been paid by the Issuer; and

           (iv) any amount paid directly to the Issuer by purchasers in connection with the Private Placement.

9.2 The Issuer and the Agent will cause the Closing to take place in one or more closings, however, the Final Closing will not occur more than 60 days from the date of the price reservation filed with the Exchange or such other date as may be acceptable to the Exchange.

9.3 The Issuer will, on each Closing, issue and deliver the Certificates to the Agent, or at the Agent's request, to the Purchasers, against payment of the Proceeds.

9.4 If the Issuer has satisfied all of its material obligations under this Agreement, the Agent will, on each Closing, pay the Proceeds to the Issuer against delivery of the Certificates.

9.5 The Issuer will endorse the Certificates, and the certificates representing the Warrant Shares, the Agent's Warrant Shares and Corporate Finance Warrant Shares with such legends as required by the Applicable Legislation and the Exchange.

10.   CONDITIONS OF CLOSINGS

10.1 The obligations of the Agent on each Closing will be conditional upon the following:

      (a) on each Closing, the Issuer will have delivered to the Agent and its solicitor a favourable opinion of the Issuer's solicitor dated as of the date of such Closing, in a form acceptable to the Agent and its solicitor as to all legal matters reasonably requested by the Agent relating to the business of the Issuer and the creation, issuance and sale of the Securities;

      (b) on each Closing, the Issuer will have delivered to the Agent and its solicitor such certificates of its officers and experts, comfort letters or opinions of its auditors,

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                                      -8-

            and other documents relating to the Private Placement or the affairs of the Issuer as the Agent or its solicitor may reasonably request;

      (c) each representation and warranty of the Issuer which is contained in this Agreement continues to be true, and the Issuer has performed or complied with all of its covenants, agreements and obligations under this Agreement; and

      (d) no Commission has advised the Issuer in writing that its securities are not eligible for the four month hold period provided for in the Multilateral Instrument.

10.2 Each Closing and the obligations of the Issuer and the Agent to complete the issue and sale of the Securities are subject to:

      (a) receipt of all required regulatory approval for or acceptance of the Private Placement;

      (b) the removal or partial revocation of any cease trading order or trading suspension made by any competent authority to the extent necessary to complete the Private Placement; and

      (c)   the Issuer being a Qualifying Issuer at the time of such Closing.

11.   MATERIAL CHANGES

The Issuer  agrees  that if,  between the date of this  Agreement  and the Final
Closing a Material Change, or a change in a Material Fact occurs, the Issuer will:

      (a) as soon as practicable notify the Agent in writing, setting forth the particulars of such change;

      (b)   as  soon  as  practicable,   issue  and  file  with  the  Regulatory
            Authorities a press release that is authorized by a senior officer disclosing the nature and substance of the change;

      (c) as soon as practicable file with the Commissions the report required by the applicable securities legislation and in any event no later than 10 days after the date on which the change occurs; and

      (d) provide copies of that press release, when issued, and that report, when filed, to the Agent and its solicitor.


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12.   QUALIFYING ISSUER

12.1 The Issuer is a Qualifying Issuer and the Shares, Warrants, Warrant Shares, Agent's Warrants, Agent's Warrant Shares, Corporate Finance Shares, Corporate Finance Warrants, and Corporate Finance Warrant Shares will be subject to a four month hold period from Closing.

12.2 The Issuer will provide the Agent with a copy of the Multilateral Instrument Certificate filed with Commissions within 10 days of each Closing.

13.   TERMINATION

13.1 The Agent may terminate its obligations under this Agreement by notice in writing to the Issuer at any time before the Final Closing if:

      (a) an adverse Material Change, or an adverse change in a Material Fact relating to any of the Securities, occurs or is announced by the Issuer;

      (b) there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets, or the business of the Issuer or its subsidiaries, if any, or the ability of the Agent to perform its obligations under this Agreement, or a Purchaser's decision to purchase the Units;

      (c) following a consideration of the history, business, products, property or affairs of the Issuer or its principals and promoters, or of the state of the financial markets in general, or the state of the market for the Issuer's securities in particular, the Agent determines, in its sole discretion, that it is not in the interest of the Purchasers to complete the purchase and sale of the Units;

      (d) the Securities cannot, in the opinion of the Agent, be marketed due to the state of the financial markets, or the market for the Units in particular;

      (e) an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer's directors, officers or promoters, is commenced or threatened by an officer or official of any competent authority;

      (f) any order to cease, halt or suspend trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Issuer prohibiting or restricting the Private Placement is made by a competent regulatory authority and that order is still in effect;

      (g)   the Issuer is in breach of any material term of this Agreement; or


      (h) the Agent determines that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.


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13.2  The Agent's obligations  hereunder will terminate if the Exchange does not issue its final letter of acceptance, subject only to usual post-Closing filings with the Exchange, of the Private Placement within 90 days of the reference date of this Agreement, unless otherwise agreed in writing by the Agent.

14.   WARRANTIES, REPRESENTATIONS AND COVENANTS

14.1  The Issuer warrants and represents to and covenants with the Agent that:

      (a) the Issuer and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdiction in which they are incorporated, continued or amalgamated;

      (b) the Issuer and its subsidiaries, if any, are duly registered and licenced to carry on business in the jurisdictions in which they carry on business or own property where so required by the laws of that jurisdiction;

      (c) the authorized and issued capital of the Issuer are as disclosed to the Exchange and the outstanding shares of the Issuer are fully paid and non-assessable;

      (d) the Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares, the Warrant Shares, the Agent's Warrant Shares, the Corporate Finance Shares, the Corporate Finance Warrant Shares and all such shares will be duly and validly issued as fully paid and non-assessable;

      (e) except as qualified by the disclosure in all prospectuses, filing statements, annual information forms, including the Issuer's Current AIF and press releases filed with the Commissions or the Exchange, (the "Disclosure Record") the Issuer is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, all agreements by which the Issuer holds an interest in a property, business or assets are in good standing according to their terms and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

      (f) the subscription form and all other written or oral representations made by the Issuer to a Purchaser or potential Purchaser in connection with the Private Placement will be accurate in all material respects and will omit no fact, the omission of which will make such representations misleading or incorrect;

      (g) the financial statements filed with the Commissions or supplied by the Issuer to the Agent in connection with the Private Placement have been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer, and its subsidiaries, if any, as of the date thereof, and no adverse material changes in the financial position of the Issuer have taken place since the date thereof, save in the ordinary course of the Issuer's business;


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      (h)   the Issuer has complied and will comply fully with the  requirements of all applicable  corporate and securities laws and  administrative
            policies  and  directions,   including,   without  limitation,   the
            Applicable Legislation in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

      (i) there is not presently, and will not be until the Final Closing, any Material Change or change in any Material Fact relating to the Issuer which has not been or will not be fully disclosed to the Agent;

      (j) the issue and sale of the Securities by the Issuer and the Agent does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

      (k) neither the Issuer nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Issuer's knowledge no such actions, suits or proceedings are contemplated or have been threatened which are not disclosed in the Disclosure Record;

      (1) there are no judgments against the Issuer or any of its subsidiaries, if any, which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or any of its subsidiaries, if any, is subject;

      (m) this Agreement has been or will be by the First Closing, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has full corporate power and authority to undertake the Private Placement;

      (n)   the  Issuer is a  "reporting  issuer"  in the  provinces  of British
            Columbia and Alberta and is not in default of any of the requirements of the Applicable Legislation of those provinces or any of the administrative policies or notices of the Regulatory Authorities of those provinces;

      (o) no order ceasing, halting or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

      (p) except as disclosed in the Disclosure Record or otherwise to the Regulatory Authorities, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Issuer or its subsidiaries, if any, or any other security convertible into or exchangeable for any such shares, or to require the Issuer or its subsidiaries, if any, to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;


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                                      - 12-


      (q) the Issuer and its subsidiaries, if any, have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

      (r) the Issuer and its subsidiaries, if any, have established on their books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer or its subsidiaries, if any, which are known by the Issuer's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer or its subsidiaries, if any;

      (s) neither the execution or delivery of this Agreement nor the carrying on of the business of the Issuer by the employees of the Issuer, nor the conduct of the business of the Issuer will conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated;

      (t) other than the Agent, no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder's fee in connection with the transactions described herein;

      (u) the Issuer has and will have filed all documents that are required to be filed under the continuous disclosure provisions of the Applicable Legislation, including annual and interim financial information and annual reports, press releases disclosing material changes and material change reports; and

      (v) the warranties and representations in this Section are true and correct and will remain so as of the Final Closing.

14.2  The Agent warrants and represents to the Issuer that:

      (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated;

      (b)   it is a broker registered under the Applicable  Legislation;

      (c)   it is a member in good standing of the  Exchange;  and

      (d)   it   will   sell  the  Units  in  compliance  with  the   Applicable
            Legislation.


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                                      -13-


15.   EXPENSES OF AGENT

15.1 The Issuer will pay all of the expenses of the Private Placement and all the expenses reasonably incurred by the Agent in connection with the Private Placement including, without limitation, the reasonable fees and expenses of the solicitor for the Agent which will not exceed $11,000 without the consent of the Issuer, such consent not to be unreasonably withheld.

15.2 The Issuer will pay the expenses referred to in the previous Subsection even if the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agent.

15.3 The Agent may, from time to time, render accounts for its expenses in connection with the Private Placement to the Issuer for payment on or before the dates set out in the accounts.

15.4 The Issuer authorizes the Agent to deduct its reasonable expenses in connection with Private Placement from the proceeds of the Private Placement and any advance payments made by the Issuer, including expenses for which an account has not yet been rendered.

16.   INDEMNITY

16.1 The Issuer will indemnify the Agent and each of the Agent's agents, directors, officers and employees (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

      (a) existing by reason of an untrue statement contained in the Disclosure Record, subscription agreement or other written or oral representation made by the Issuer to a Purchaser or potential Purchaser in connection with the Private Placement, or by reason of the omission to state any fact necessary to make such statements or representations not misleading (except for information and statements supplied by and relating solely to the Agent);

      (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or representation, or omission exists (except information and statements supplied by and relating solely to the Agent), that trading in or distribution of any of the Securities is to cease;

      (c) resulting from the failure by the Issuer to obtain the requisite regulatory approval to the Private Placement unless the failure to obtain such approval is the result of a breach of this Agreement by the Agent;

      (d) resulting from the breach by the Issuer of any of the terms of this Agreement;

      (e) resulting from any representation or warranty made by the Issuer herein not being true or ceasing to be true;

      (f)   if  the  Issuer   fails  to  issue  and  deliver  the   certificates
            representing   the   Securities   in  the  form  and   denominations
            satisfactory to the Agent at the time and place


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                                      - 14-


            required by the Agent with the result that any completion of a sale of the Securities does not take place; or

      (g) if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale, unless that determination arises out of an act or omission by the Agent.

16.2 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer in writing.

16.3 The Issuer will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

16.4 The Indemnified Party will have the right to employ separate counsel, and the Issuer will pay the reasonable fees and expenses of such counsel.

16.5 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Party from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

16.6 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent misrepresentation (within the meaning of applicable securities laws) will be entitled to contribution from any person who is not found liable for such fraudulent misrepresentation.

16.7 To the extent that any Indemnified Party is not a party to this Agreement, the Agent will obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.

17.   ASSIGNMENT AND SELLING GROUP PARTICIPATION

17.1 The Agent will not assign this Agreement or any of its rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agent has obtained the consent of the Issuer, and any required notice has been given to and accepted by the Regulatory Authorities.

17.2 The Agent may offer selling group participation in the normal course of the brokerage business to selling groups of other licensed dealers, brokers and investments dealers, who may or who may not be offered part of the Agent's Fee.


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                                      - 15-


18.   NOTICE

18.1 Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

18.2 If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

18.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

18.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by facsimile transmission or will be delivered.

19.   RIGHT OF FIRST REFUSAL

19.1 The Issuer will notify the Agent of the terms of any further brokered equity financing that it requires or proposes to obtain during the 12 months following the Final Closing and the Agent will have the right of first refusal to provide any such financing.

19.2 The right of first refusal must be exercised by the Agent within 15 days following the receipt of the notice by notifying the Issuer that they will provide such financing on the terms set out in the notice.

19.3 If the Agent fails to give notice within the 15 days that it will provide such financing upon the terms set out in the notice, the Issuer will then be free to make other arrangements to obtain financing from another source on the same terms or on terms no less favourable to the Issuer, subject to obtaining the acceptance of the Regulatory Authorities.

19.4 The right of first refusal will not terminate if, on receipt of any notice from the Issuer under this Section, the Agent fails to exercise the right.

20.   TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the INTERPRETATION ACT (British Columbia).

21.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations, warranties, covenants and indemnities of the Issuer and the Agent contained in this Agreement will survive the Final Closing.

22.   LANGUAGE

This Agreement is to be read with all changes in gender or number as required by the context.



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                                      - 16-


23.   ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

24.   HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

25.   COUNTERPARTS

This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.

26.   LAW

This Agreement is governed by the law of British Columbia, and the parties hereto irrevocably attorn and submit to the jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

 This document was executed and delivered as of the date given above:

                                            AMERA RESOURCES
                                            CORPORATION

                                            Per: /s/ Nikolaos Cacos
                                                --------------------------------
                                                  Authorized Signatory

                                            Per: /s/  Joseph Grosso
                                                --------------------------------
                                                  Authorized Signatory


                           )               CANACCORD CAPITAL
                           )                CORPORATION
                           )
                           )                Per: /s/  Dennis Burdett
                           )                    --------------------------------
                           )                      Authorized Signatory
         c/s               )
                           )                Per: /s/ David Horton
                           )                    --------------------------------
                           )                       Authorized Signatory
                           )
                           )                I/We have the authority to bind the
                           )                corporation




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